UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: July 31, 2016

Date of reporting period: January 31, 2016

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT
January 31, 2016

O’Shaughnessy All Cap Core Fund
Class A Shares – OFAAX
Class C Shares – OFACX
Class I Shares – OFAIX

O’Shaughnessy Enhanced Dividend Fund
Class I Shares – OFDIX

O’Shaughnessy Small/Mid Cap Growth Fund
Class I Shares – OFMIX

O’Shaughnessy Mutual Funds

All Cap Core Fund

For the six month fiscal period ended January 31, 2016, Class A shares of the O’Shaughnessy All Cap Core Fund (the “All Cap Core Fund”) returned -12.85% (with the effect of sales charges) and -8.03% (without the effect of sales charges). Class C shares of the All Cap Core Fund returned -8.40% and Class I shares returned -7.95%, underperforming the Russell 3000® Index which returned -8.53% and the S&P 500® Index (“S&P 500”) which returned -6.77% for the same period.

Several positions detracted from performance, including The Mosaic Company and CF Industries Holdings, Inc. Not owning outperforming stocks, such as Microsoft Corporation (“Microsoft”), also held back returns.  Performance was boosted, however, by several overweights to stocks such as The Home Depot, Inc. (“Home Depot”), Cameron International Corporation, and Starbucks Corporation (“Starbucks”).

Based on our key factors of high yield, attractive valuation, and high momentum, the All Cap Core Fund was hurt by an overweight allocation to, and security selection within, the Industrials sector. An overweight to Materials and underweight to Information Technology, as well as security selection within those sectors, also detracted from returns. On the positive side, underweight allocations to Energy and Financials and an overweight to Consumer Discretionary, as well as security selection within those sectors, contributed to performance.

Based on our historical research, the factors that we emphasize in the All Cap Core Fund should outperform over longer holding periods, but have shorter periods of time when they are less successful. We believe the key to success with this type of strategy is patience, and we expect stocks with attractive yields, valuations and momentum to outperform in the years to come.

Enhanced Dividend Fund

For the six month fiscal period ended January 31, 2016, Class I shares of the O’Shaughnessy Enhanced Dividend Fund (the “Enhanced Dividend Fund”) returned -11.72%, underperforming the MSCI All Country World Index which returned -11.40% and the Russell 1000 Value® Index which returned -8.63% for the same period.

Dividend yield is the key stock selection factor in our Enhanced Dividend Fund and was the primary detractor of returns for the fiscal period ended January 31, 2016.  A focus on high dividend yield led to allocations outside of the United States, and global stocks with the highest dividend yield underperformed the market for the period.  Selecting securities based on high yield also led to substantial overweight allocations to the Energy, Materials, and Telecommunication Services sectors, which also detracted from performance. Security selection in those sectors also held back returns. On the positive side, security selection within the Financials and Consumer Discretionary sectors aided performance for the fiscal period ended January 31, 2016.

The Enhanced Dividend Fund benefited from allocations to McDonald’s Corp. (“McDonald’s”), Swiss Re Ltd., and GlaxoSmithKline plc, all of which did well during the fiscal period ended January 31, 2016.  The main detractors from return were BHP Billiton plc, CenturyLink Inc., and Rio Tintoplc, all of which underperformed.

Based on our historical research back to 1926, large cap, market-leading stocks with high dividend yields have been very strong performers relative to the overall market in the long run.  We believe the key to success with this type of strategy is patience, and we expect stocks with attractive yields to outperform in the years to come.

Small/Mid Cap Growth Fund

For the six month fiscal period ended January 31, 2016, Class I shares of the O’Shaughnessy Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”) returned -10.41%, outperforming the Russell 2500 Growth™ Index which returned -17.77% for the same period.

Our key factors of reasonable valuation, strong earnings growth and strong momentum, led to an underweight allocation to the Health Care sector and overweight allocations to the Consumer Staples and Financials sectors.  Those allocations, as well as security selection within those three sectors, were the main contributors to return for the fiscal period ended January 31, 2016. An overweight allocation and security selection within the Telecommunication Services sector, as well as an underweight to the Information Technology sector, detracted from returns. John B Sanfilippo & Sons Inc. and Cal-Maine Foods Inc. within the Consumer Staples sector and MarketAxess Holdings Inc. within the Financials sector were the largest contributors to return. Marriott Vacations Worldwide, OSI Systems Inc., and Cowen Group Inc. were the main detractors from return.

O’Shaughnessy Mutual Funds

Based on our historical research, the factors that we emphasize in the Small/Mid Cap Growth Fund should outperform over longer holding periods, but have shorter periods of time when they lead to underperformance versus the benchmark.  We believe the key to success with this type of strategy is patience, and we expect stocks with attractive valuations and strong earnings and price momentum to potentially outperform in the years to come.

Outlook – Enhanced Dividend

Large global stocks with strong dividend yield outperformed the market greater than 80% of the time across all rolling five year periods since 1970.1  We believe that combining dividend yield with the stock selection themes of valuation and quality, as we do in the Enhanced Dividend Fund, can improve the overall results. However, there exist periods when stocks with high dividend yield have underperformed for an extended period of time, as has been the case for the last several years. The chart below shows the rolling 3-year excess return for dividend yield from 1970-2015. The chart illustrates that there have been at least five periods of underperformance for dividend yield as an investment factor. We believe the most recent episode of underperformance is related to the factor’s exposure to foreign stocks.

Because foreign stocks tend to reward investors with higher dividend yields, and are currently priced at cheaper valuations, a focus on dividend yield over the last several years has heavily favored non-U.S. stocks. Over the same period, returns in non-U.S. markets have lagged their U.S. counterparts by an astounding 13.8% annualized over the trailing 3 years.2  Therefore, a key underlying driver of the Enhanced Dividend Fund’s underperformance is its foreign exposure.

Narrowing in on the more recent experience, the chart at right shows the calendar year excess returns of the top quintile of dividend yield within the U.S. and within a broader set of large global stocks. From 2012 to present there has been a significant divergence in the performance of U.S. vs global high dividend yield stocks with global dividend yield underperforming in each of the last four calendar years. The impacts of dividend yield’s exposure to the Energy sector and non-U.S. dollar currencies have also contributed to its poor performance.

[1]	As measured by the highest quintile of dividend yield—Compustat, OSAM Calculations.
[2]	Total return of the S&P 500 Index relative to the MSCI All Country World ex USA Index as of 12/31/2015.

O’Shaughnessy Mutual Funds

In short, it has been an extremely difficult time to be a global dividend investor. While nobody can predict when global dividend payers will come back into favor, we continue to believe that avoiding overly-levered balance sheets and manipulated earnings, while seeking discounted valuation and strong dividend yield is a sound investment strategy. We remain steadfast in our approach. While performance has struggled, a number of portfolio characteristics, which we believe drive long-term performance, have persisted. As of January 31, 2016, the portfolio of stocks in the Enhanced Dividend Fund is trading at a P/E ratio of 13.5x, a 15% discount to the MSCI All Country World Index P/E of 15.9x. On the basis of two different cash flow metrics—EBITDA to Enterprise Value and Free Cash Flow to Enterprise Value, the Enhanced Dividend Fund is trading at 30% and 47% discounts, respectively. Finally, the Enhanced Dividend Fund has an SEC 30-day yield of 3.82% (as of January 31, 2016), higher than benchmark’s 2.6% yield.

Market Outlook – Small/Mid Cap Growth and All Cap Core

The S&P 500 was up 1.4% during 2015. Similar to the general consensus, we believe this return number is misleading. To achieve this slightly positive return, the S&P 500 rode the performance of a very small group of stocks. The top ten stocks by contribution to total return—Amazon.com, Inc. (“Amazon”), Microsoft, Alphabet Inc. (“Google”) (2 share classes), General Electric Company, Facebook, Inc. (“Facebook”), Home Depot, Starbucks Corporation, McDonald’s and Netflix, Inc.—were up an average of +53.5% during 2015. The remaining stocks in the index were down an average of -3.5%. In terms of contribution (weight at beginning of the year multiplied by total return for the year) to the S&P 500’s total return, these stocks added more than 3%, while the rest of the S&P 500 had a negative contribution.

This scenario—where the top 10 stocks in the S&P 500 contribute more to the market’s return than the remaining 490 stocks—is fairly rare. Over the past 50 years, it has happened just 20% of the time (in all one-year periods that the market is up). This means that 80% of the time, the bottom 490 stocks contribute more to the market’s total return than the top 10. Not so in 2015. Below is a distribution of those observations3:

This narrow leadership is no secret; it is the main explanation given by active managers for recent underperformance. Strategies which emphasize value—like ours—have missed the return boost provided by this narrow group of leaders because these leaders have performed so well despite very expensive prices. We think that it is more useful, looking forward to 2016, to describe why we generally haven’t owned stocks like these and, in most cases, why we won’t in the future.

[3]	Official S&P constituents 1/31/1990-present, otherwise the top 500 U.S. stocks by market capitalization.

O’Shaughnessy Mutual Funds

We believe in selecting stocks which look attractive across a number of proven stock selection factors, including quality, valuation, and yield. Let’s look at the top 10 contributors from 2015 through our “factor” lens. Below is the average percentile (where a percentile of 1 means the stock is the best relative to all other large stocks, and 100 is the worst) of these top ten stocks across a number of factors.

*as of 12/31/2015	Average Percentile (Top 10 Contributors, 2015)
Valuation	82
Earnings Growth	33
Earnings Quality	51
Financial Strength	52
Shareholder Yield	61
Momentum	7

You can see that on average their momentum is strong and their earnings growth is solid. However, their financial strength and earnings quality scores are average, their shareholder yields are unimpressive, and their valuations are very expensive relative to other stocks in the market. The most expensive stocks (Facebook, Amazon, Netflix, and Google) have an average P/E of 358.

To see why we don’t own the expensive names which led the market in 2015, let’s consider the value factor. Throughout history, cheaper stocks (measured using Price/Earnings, Price/Sales, Free Cash Flow/Enterprise Value, EBITDA/Enterprise Value, and Shareholder Yield) have outperformed large stocks, on average, while expensive stocks have underperformed. The cheapest 10% of stocks have outperformed large stocks by 5.1%, annualized, and average performance deteriorates as stocks get more expensive, down to the lowest decile which have underperformed large stocks by 6.4% annualized.

On average, the top 10 contributors to the market’s 2015 return fall in the second lowest decile by valuation, a category that historically has lost to the market by -3.2% per year. The most discussed four names (the so-called FANG stocks Facebook, Amazon, Netflix and Google) all fall in the lowest valuation category as of December 31, 2015.

Could these top names continue to lead the market in 2016? Of course it is possible. But given their extremely expensive average valuation, we will continue to avoid these names.

There will be periods when the market is led by a short list of large-cap, expensive growth stocks, but in the past these periods have not persisted. Across market history, the value factor—a central tenet of our stock selection process—has consistently returned to form. We believe that the key to strong performance in 2016 and the year beyond is sticking with our disciplined approach to stock selection using factors that have proven to provide an edge over and across market cycles.

Given All Cap Core and Small-Mid Cap Growth’s positioning relative to its benchmark—measured by the key characteristics we use in our stock selection process—we believe the Funds are well situated for 2016.

O’Shaughnessy Mutual Funds

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Investments in foreign securities involve political, economic and currency risks, greater volatility, and differences in accounting methods. Real estate investment trusts and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt and erratic price movements than the overall securities markets. Investments in small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Risks of derivatives include the possible imperfect correlation between the value of instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that instruments may not be liquid.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please read the Schedule of Investments for a complete list of Fund holdings.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.  The Russell 2500 Growth™ Index (“Russell 2500”) measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.  The Standard & Poor’s (“S&P”) 500® Index is a market-weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and current index membership.  The MSCI All Country World Index is a free-float-adjusted market capitalization index that is designed to measure the equity market performance in the global developed and emerging markets.  The Russell 1000 Value® Index (“Russell 1000”) measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.  You cannot invest directly in an index.

“Dividend yield” is the financial ratio that shows how much a company pays out in dividends each year relative to its share price (equal to most recent dividend payment per share (annualized) divided by price per share).

“Price-to-Earnings Ratio” or “P/E valuation” is a ratio for valuing a company that measures its current share price relative to its per-share earnings (equal to Market Value per Share divided by Earnings per Share).

“Excess return” is the return of a strategy, or factor, above a specified benchmark.

“EBITDA” is earnings before interest, taxes, depreciation, and amortization.

“Enterprise Value” (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. EV is calculated as market cap plus debt, minority interest, and preferred shares minus total cash and cash equivalents.

“Free cash flow” is a measure calculated as operating earnings plus depreciation and amortization less non-cash items and capital expenditures.

“Price-to-Sales Ratio” or “P/S valuation” is a ratio for valuing a company that measures its current share price relative to its per-share sales (equal to Market Value per Share divided by Sales per Share).

Earnings growth is not representative of the fund’s future performance.

Must be preceded or accompanied by a prospectus.

The O’Shaughnessy All Cap Core Fund, O’Shaughnessy Enhanced Dividend Fund and the O’Shaughnessy Small/Mid Cap Growth Fund are distributed by Quasar Distributors, LLC.

O’Shaughnessy Mutual Funds

Expense Example
at January 31, 2016 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (8/1/15 – 1/31/16).

Actual Expenses
For each class of each fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses. Actual net expenses are limited to 0.85%, 1.60%, and 0.60% for Class A shares, Class C shares, and Class I shares, respectively, of the All Cap Core Fund. Actual net expenses are limited to 0.99% for Class I shares of the Enhanced Dividend Fund, and 1.19% for Class I shares of the Small/Mid Cap Growth Fund, per the operating expenses limitation agreement. In addition, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

O’Shaughnessy Mutual Funds

Expense Example (Continued)
at January 31, 2016 (Unaudited)

O’Shaughnessy All Cap Core Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	8/1/15	1/31/16	8/1/15 – 1/31/16
Class A Actual	$1,000.00	$ 919.70	$4.10
Class A Hypothetical
(5% return before expenses)	$1,000.00	$1,020.86	$4.32

Class C Actual	$1,000.00	$ 916.00	$7.71
Class C Hypothetical
(5% return before expenses)	$1,000.00	$1,017.09	$8.11

Class I Actual	$1,000.00	$ 920.50	$2.90
Class I Hypothetical
(5% return before expenses)	$1,000.00	$1,022.12	$3.05

*
Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 1.60%, and 0.60% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/366 days to reflect the one-half year expense.

O’Shaughnessy Enhanced Dividend Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	8/1/15	1/31/16	8/1/15 – 1/31/16
Class I Actual	$1,000.00	$ 882.80	$4.69
Class I Hypothetical
(5% return before expenses)	$1,000.00	$1,020.16	$5.03

*
Expenses are equal to the Fund’s annualized expense ratio of 0.99% for Class I, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/366 days to reflect the one-half year expense.

O’Shaughnessy Small/Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	8/1/15	1/31/16	8/1/15 – 1/31/16
Class I Actual	$1,000.00	$ 895.90	$5.67
Class I Hypothetical
(5% return before expenses)	$1,000.00	$1,019.15	$6.04

*
Expenses are equal to the Fund’s annualized expense ratio of 1.19% for Class I, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/366 days to reflect the one-half year expense.

O’Shaughnessy All Cap Core Fund

Sector Allocation of Portfolio Assets
at January 31, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

O’Shaughnessy Enhanced Dividend Fund

Sector Allocation of Portfolio Assets
at January 31, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

O’Shaughnessy Small/Mid Cap Growth Fund

Sector Allocation of Portfolio Assets
at January 31, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

O’Shaughnessy All Cap Core Fund

Schedule of Investments
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS – 117.10%
	Aerospace & Defense – 6.19%
31,701	The Boeing Co.	$3,808,241
1,370	Huntington Ingalls Industries, Inc.	175,196
3,734	National Presto Industries, Inc.	295,322
		4,278,759
	Air Freight & Logistics – 0.64%
9,821	Expeditors International of Washington, Inc.	443,124

	Auto Components – 0.37%
7,077	Cooper Tire & Rubber Co.	258,027

	Beverages – 2.61%
1,011	Coca-Cola Bottling Co.	177,835
12,502	Dr. Pepper Snapple Group, Inc.	1,173,188
3,346	Monster Beverage Corp.*	451,810
		1,802,833
	Building Materials – 0.28%
1,592	Lennox International, Inc.	190,753

	Building Products – 0.93%
5,147	A.O. Smith Corp.	359,518
4,707	Allegion PLC#	285,056
		644,574
	Capital Markets – 0.21%
3,637	SEI Investments Co.	142,716

	Chemicals – 4.03%
15,583	CF Industries Holdings, Inc.	467,490
4,972	Innospec, Inc.	247,854
25,755	LyondellBasell Industries NV – Class A#	2,008,117
2,376	The Mosaic Co.	57,262
		2,780,723
	Commercial Banks – 0.39%
9,524	Enterprise Financial Services Corp.	270,386

	Commercial Services & Supplies – 2.27%
29,670	Acco Brands Corp.*	180,097
10,187	Avery Dennison Corp.	620,286
2,192	Cintas Corp.	188,337
11,729	Rollins, Inc.	323,134
4,843	Waste Management, Inc.	256,437
		1,568,291

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Schedule of Investments (Continued)
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS (Continued)
	Communications Equipment – 1.28%
12,983	Juniper Networks, Inc.	$306,399
8,662	Motorola Solutions, Inc.	578,362
		884,761
	Computers & Peripherals – 2.69%
9,092	Apple, Inc.	885,015
33,427	Seagate Technology PLC#	971,054
		1,856,069
	Construction & Engineering – 1.86%
11,710	Comfort Systems USA, Inc.	331,861
2,885	Fluor Corp.	129,508
44,183	Quanta Services, Inc.*	826,222
		1,287,591
	Construction Materials – 0.29%
4,370	U.S. Concrete, Inc.*	198,748

	Consumer Finance – 1.33%
95,769	Navient Corp.	915,552

	Containers & Packaging – 0.36%
8,005	Berry Plastics Group, Inc.*	248,956

	Distributors – 0.27%
2,255	Core-Mark Holding Co., Inc.	183,309

	Diversified Consumer Services – 2.03%
17,058	H&R Block, Inc.	580,825
3,844	Outerwall, Inc.	129,927
28,506	Service Corp. International	689,560
		1,400,312
	Diversified Financial Services – 0.21%
2,142	MSCI, Inc.	147,455

	Diversified Telecommunication Services – 0.98%
13,487	Verizon Communications, Inc.	673,945

	Electrical Equipment – 0.56%
1,923	Acuity Brands, Inc.	389,273

	Electronic Equipment, Instruments & Components – 1.36%
1,590	Arrow Electronics, Inc.*	82,044
27,149	Flextronics International Ltd.*#	284,522
4,073	Insight Enterprises, Inc.*	96,245
7,607	Tech Data Corp.*	474,677
		937,488

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Schedule of Investments (Continued)
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS (Continued)
	Energy Equipment & Services – 2.30%
48,896	National Oilwell Varco, Inc.	$1,591,076

	Food & Staples Retailing – 2.54%
2,653	Casey’s General Stores, Inc.	320,323
5,106	CVS Health Corp.	493,189
24,238	The Kroger Co.	940,677
		1,754,189
	Food Products – 2.57%
5,221	Flowers Foods, Inc.	107,239
18,302	Sanderson Farms, Inc.	1,486,488
5,752	Snyder’s-Lance, Inc.	181,591
		1,775,318
	Gas Utilities – 0.51%
10,271	UGI Corp.	349,214

	Health Care Equipment & Supplies – 1.23%
2,107	C.R. Bard, Inc.	386,150
7,921	Hologic, Inc.*	268,839
3,166	Integra LifeSciences Holdings Corp.*	194,551
		849,540
	Health Care Providers & Services – 3.93%
5,060	Aetna, Inc.	515,310
3,844	Anthem, Inc.	501,604
5,714	Centene Corp.*	354,611
1,297	Chemed Corp.	181,995
6,315	Cigna Corp.	843,684
14,203	Triple-S Management Corp. – Class B*#	316,585
		2,713,789
	Hotels, Restaurants & Leisure – 9.30%
2,380	Cracker Barrel Old Country Store, Inc.	312,327
1,450	DineEquity, Inc.	123,134
24,373	McDonald’s Corp.	3,016,890
2,043	Papa John’s International, Inc.	97,553
44,244	Starbucks Corp.	2,688,708
4,984	Texas Roadhouse, Inc.	183,561
		6,422,173
	Household Durables – 0.60%
4,782	Hooker Furniture Corp.	137,291
167	NVR, Inc.*	275,717
		413,008
	Household Products – 1.90%
7,787	The Clorox Co.	1,004,912
2,380	Kimberly-Clark Corp.	305,640
		1,310,552

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Schedule of Investments (Continued)
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS (Continued)
	Independent Power Producers & Energy Traders – 0.82%
19,696	AES Corp.	$187,112
24,819	Calpine Corp.*	379,979
		567,091
	Insurance – 10.17%
7,302	American International Group, Inc.	412,417
4,008	Aspen Insurance Holdings Ltd.#	186,412
8,117	Assurant, Inc.	659,993
12,749	The Hartford Financial Services Group, Inc.	512,255
2,976	HCI Group, Inc.	98,952
30,004	The Progressive Corp.	937,625
2,089	Reinsurance Group of America, Inc.	175,956
37,786	The Travelers Companies, Inc.	4,044,613
		7,028,223
	Internet Software & Services – 0.25%
2,300	VeriSign, Inc.*	173,880

	IT Services – 7.38%
6,529	Broadridge Financial Solutions, Inc.	349,693
12,355	Fiserv, Inc.*	1,168,289
4,182	Global Payments, Inc.	246,529
3,295	International Business Machines Corp.	411,183
1,422	Leidos Holdings, Inc.	65,583
1,965	MAXIMUS, Inc.	104,872
3,289	Sykes Enterprises, Inc.*	96,828
46,181	Total System Services, Inc.	1,854,629
4,168	Vantiv, Inc. – Class A*	196,104
29,012	The Western Union Co.	517,574
8,970	Xerox Corp.	87,458
		5,098,742
	Life Sciences Tools & Services – 0.42%
2,369	Waters Corp.*	287,146

	Machinery – 5.25%
42,006	Caterpillar, Inc.	2,614,453
8,292	Global Brass & Copper Holdings, Inc.	171,727
3,376	Kadant, Inc.	131,023
4,293	Stanley Black & Decker, Inc.	405,002
27,815	Wabash National Corp.*	307,634
		3,629,839
	Media – 8.54%
37,965	CBS Corp. – Class B	1,803,338
105,227	Discovery Communications, Inc. – Class A*	2,903,213
20,425	Gannett Co., Inc.	303,107
476	Graham Holdings Co. – Class B	230,712
6,910	The Walt Disney Co.	662,116
		5,902,486

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Schedule of Investments (Continued)
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS (Continued)
	Metals & Mining – 0.14%
1,695	Reliance Steel & Aluminum Co.	$96,513

	Multi-line Retail – 0.25%
2,461	Dillard’s, Inc. – Class A	173,279

	Oil, Gas & Consumable Fuels – 1.47%
12,021	Rex American Resources Corp.*	642,282
2,518	Tesoro Corp.	219,696
4,575	Western Refining, Inc.	150,518
		1,012,496
	Paper & Forest Products – 1.34%
28,743	Domtar Corp.	926,962

	Personal Products – 0.59%
4,803	The Estee Lauder Companies, Inc. – Class A	409,456

	Pharmaceuticals – 1.69%
38,395	Pfizer, Inc.	1,170,664

	Real Estate Management & Development – 0.47%
11,117	Altisource Portfolio Solutions S.A.*#	321,281

	Semiconductors & Semiconductor Equipment – 4.01%
84,859	Intel Corp.	2,632,326
11,461	Photronics, Inc.*	136,844
		2,769,170
	Software – 1.47%
13,030	Electronic Arts, Inc.*	841,021
5,016	Take-Two Interactive Software, Inc.*	174,055
		1,015,076
	Specialty Retail – 11.66%
600	AutoZone, Inc.*	460,434
19,726	Bed Bath & Beyond, Inc.*	851,571
5,302	Foot Locker, Inc.	358,203
23,174	Home Depot, Inc.	2,914,362
4,620	L Brands, Inc.	444,213
10,810	Lowe’s Companies, Inc.	774,645
8,624	O’Reilly Automotive, Inc.*	2,250,002
		8,053,430
	Textiles, Apparel & Luxury Goods – 1.60%
17,846	NIKE, Inc. – Class B	1,106,630

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Schedule of Investments (Continued)
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS (Continued)
	Tobacco – 2.11%
23,909	Altria Group, Inc.	$1,461,079

	Trading Companies & Distributors – 0.26%
1,572	Watsco, Inc.	182,682

	Wireless Telecommunication Services – 1.19%
45,787	Spok Holdings, Inc.	824,624
	Total Common Stocks (Cost $77,137,417)	80,893,253
	Total Investments in Securities (Cost $77,137,417) – 117.10%	80,893,253
	Liabilities in Excess of Other Assets – (17.10)%	(11,814,486)
	Net Assets – 100.00%	$69,078,767

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Schedule of Investments
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS – 97.62%
	Aerospace & Defense – 1.48%
10,463	BAE Systems PLC – ADR	$309,600

	Capital Markets – 0.51%
6,020	Credit Suisse Group AG – ADR*	107,156

	Chemicals – 6.58%
1,985	BASF SE – ADR	132,141
17,393	The Dow Chemical Co.	730,506
6,563	LyondellBasell Industries NV – Class A#	511,717
		1,374,364
	Commercial Banks – 11.04%
6,661	Australia & New Zealand Banking Group Ltd. – ADR	115,702
17,375	Bank of Montreal#	929,910
11,736	The Bank of Nova Scotia#	479,298
2,532	Fifth Third Bancorp	40,006
10,067	HSBC Holdings PLC – ADR	356,372
14,292	National Australia Bank Ltd. – ADR	141,634
6,404	The Toronto-Dominion Bank#	242,327
		2,305,249
	Commercial Services & Supplies – 0.87%
987	Republic Services, Inc.	43,132
2,629	Waste Management, Inc.	139,206
		182,338
	Computers & Peripherals – 0.39%
2,773	Seagate Technology PLC#	80,556

	Diversified Telecommunication Services – 6.87%
31,845	CenturyLink, Inc.	809,500
14,702	Orange S.A. – ADR	259,784
19,595	Telefonica S.A. – ADR	205,552
17,035	TeliaSonera AB – ADR	159,959
		1,434,795
	Electrical Equipment – 4.20%
11,691	ABB Ltd. – ADR*	202,254
14,670	Emerson Electric Co.	674,527
		876,781
	Food & Staples Retailing – 0.54%
1,713	Wal-Mart Stores, Inc.	113,675

	Food Products – 1.76%
8,285	Unilever NV – ADR	367,937

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Schedule of Investments (Continued)
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure – 3.55%
5,992	McDonald’s Corp.	$741,690

	Insurance – 8.36%
34,565	Allianz SE – ADR	559,953
16,269	Manulife Financial Corp.#	225,488
6,659	MetLife, Inc.	297,324
4,493	Prudential Financial, Inc.	314,869
14,963	Swiss Re AG – ADR	347,142
		1,744,776
	IT Services – 3.35%
3,323	International Business Machines Corp.	414,677
15,961	The Western Union Co.	284,744
		699,421
	Leisure Products – 0.42%
3,158	Mattel, Inc.	87,129

	Machinery – 3.39%
8,465	Caterpillar, Inc.	526,862
2,019	Cummins, Inc.	181,488
		708,350
	Media – 0.42%
1,406	Sky PLC – ADR	88,058

	Metals & Mining – 3.83%
10,751	BHP Billiton PLC – ADR	211,257
6,019	Nucor Corp.	235,162
14,359	Rio Tinto PLC – ADR	353,949
		800,368
	Multi-line Retail – 0.96%
2,089	Kohl’s Corp.	103,928
1,344	Target Corp.	97,332
		201,260
	Office Electronics – 1.59%
11,850	Canon, Inc. – ADR	331,919

	Oil, Gas & Consumable Fuels – 12.14%
5,798	BP PLC – ADR	187,681
4,128	Chevron Corp.	356,948
5,295	CNOOC Ltd. – ADR	537,813
35,912	Gazprom OAO – ADR	128,924
32	Husky Energy, Inc.#	311
7,344	LUKOIL PJSC – ADR	249,109
1,402	PetroChina Co., Ltd. – ADR	85,690

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Schedule of Investments (Continued)
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
10,797	Royal Dutch Shell PLC – Class A – ADR	$474,312
4,695	Sasol Ltd. – ADR	122,070
8,619	Statoil ASA – ADR	117,218
4,114	Total S.A. – ADR	182,332
1,378	Valero Energy Corp.	93,525
		2,535,933
	Paper & Forest Products – 3.44%
16,007	International Paper Co.	547,599
10,454	UPM-Kymmene Oyj – ADR	170,714
		718,313
	Pharmaceuticals – 9.92%
26,532	GlaxoSmithKline PLC – ADR	1,095,506
3,622	Johnson & Johnson	378,282
3,742	Merck & Co., Inc.	189,607
13,416	Pfizer, Inc.	409,054
		2,072,449
	Semiconductors & Semiconductor Equipment – 1.66%
11,142	Intel Corp.	345,625

	Software – 3.33%
15,842	CA, Inc.	455,141
4,351	Microsoft Corp.	239,697
		694,838
	Specialty Retail – 1.06%
3,658	Best Buy Co., Inc.	102,168
12,437	Kingfisher PLC – ADR	118,152
		220,320
	Textiles, Apparel & Luxury Goods – 2.88%
16,225	Coach, Inc.	601,136

	Tobacco – 0.88%
1,648	British American Tobacco PLC – ADR	182,944

	Trading Companies & Distributors – 2.07%
1,900	Mitsui & Co., Ltd. – ADR	432,744

	Wireless Telecommunication Services – 0.13%
501	China Mobile Ltd. – ADR	27,320
	Total Common Stocks (Cost $23,545,317)	20,387,044

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Schedule of Investments (Continued)
at January 31, 2016 (Unaudited)

Shares		Value
	PREFERRED STOCKS – 0.34%
	Diversified Telecommunication Services – 0.34%
8,127	Telefonica Brasil S.A. – ADR	$70,867
	Total Preferred Stocks (Cost $138,553)	70,867
	Total Investments in Securities (Cost $23,683,870) – 97.96%	20,457,911
	Other Assets in Excess of Liabilities – 2.04%	426,848
	Net Assets – 100.00%	$20,884,759

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
ADR – American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation

Country	% of Net Assets
United States	48.1%
United Kingdom	13.8%
Canada	8.9%
Netherlands	6.5%
Japan	3.6%
Germany	3.3%
Switzerland	3.1%
Hong Kong	2.7%
France	2.1%
Russian Federation	1.8%
Australia	1.2%
Spain	1.0%
Finland	0.8%
Sweden	0.8%
South Africa	0.6%
Norway	0.6%
China	0.4%
Ireland	0.4%
Brazil	0.3%
100.0%

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS – 95.96%
	Aerospace & Defense – 4.86%
1,613	Aerojet Rocketdyne Holdings, Inc.*	$26,534
4,593	BWX Technologies, Inc.	137,514
961	Elbit Systems Ltd.#	82,387
880	Hexcel Corp.	36,414
745	Huntington Ingalls Industries, Inc.	95,271
2,210	National Presto Industries, Inc.	174,789
186	Orbital ATK, Inc.	16,783
704	Spirit Aerosystems Holdings, Inc. – Class A*	29,850
		599,542
	Airlines – 0.53%
634	Alaska Air Group, Inc.	44,634
705	China Southern Airlines Co. Ltd. – ADR	21,122
		65,756
	Auto Components – 0.93%
1,373	Cooper Tire & Rubber Co.	50,060
818	Cooper-Standard Holding, Inc.*	56,655
123	Visteon Corp.*	8,226
		114,941
	Beverages – 1.21%
280	Coca-Cola Bottling Co.	49,252
2,407	National Beverage Corp.*	99,505
		148,757
	Biotechnology – 0.14%
482	Emergent BioSolutions, Inc.*	17,641

	Building Materials – 0.90%
929	Lennox International, Inc.	111,313

	Building Products – 2.89%
2,484	A.O. Smith Corp.	173,507
2,091	American Woodmark Corp.*	144,279
2,551	Griffon Corp.	38,724
		356,510
	Capital Markets – 2.85%
11,825	Cowen Group, Inc. – Class A*	33,819
596	Diamond Hill Investment Group, Inc.*	100,754
4,315	INTL FCStone, Inc.*	121,640
2,419	SEI Investments Co.	94,922
		351,135
	Chemicals – 0.88%
1,384	Innospec, Inc.	68,992
332	International Flavors & Fragrances, Inc.	38,831
		107,823

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS (Continued)
	Commercial Banks – 7.96%
1,324	Bank of the Ozarks, Inc.	$58,706
6,043	BNC Bancorp	140,318
5,153	CenterState Banks, Inc.	73,121
3,669	Eagle Bancorp, Inc.*	173,324
6,011	Enterprise Financial Services Corp.	170,652
936	First Merchants Corp.	21,397
595	Great Western Bancorp, Inc.	15,541
3,993	Heartland Financial USA, Inc.	119,590
10,771	Heritage Commerce Corp.	105,663
1,232	Mercantile Bank Corp.	27,535
1,503	Pinnacle Financial Partners, Inc.	74,925
		980,772
	Commercial Services & Supplies – 3.97%
703	Avery Dennison Corp.	42,806
1,810	Cintas Corp.	155,515
3,064	Ennis, Inc.	61,188
504	G & K Services, Inc. – Class A	32,447
1,810	Interface, Inc.	30,571
378	Multi-Color Corp.	23,825
5,194	Rollins, Inc.	143,095
		489,447
	Communications Equipment – 0.48%
7,222	ShoreTel, Inc.*	59,293

	Construction & Engineering – 1.44%
4,931	Comfort Systems USA, Inc.	139,745
970	Granite Construction, Inc.	37,471
		177,216
	Construction Materials – 0.57%
1,550	U.S. Concrete, Inc.*	70,494

	Consumer Finance – 0.65%
446	Credit Acceptance Corp.*	79,816

	Containers & Packaging – 1.48%
748	Bemis Co., Inc.	35,807
2,087	Berry Plastics Group, Inc.*	64,906
4,994	Graphic Packaging Holding Co.	56,732
703	WestRock Co.	24,802
		182,247
	Distributors – 0.50%
764	Core-Mark Holding Co., Inc.	62,106

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS (Continued)
	Diversified Consumer Services – 3.05%
2,723	Bright Horizons Family Solutions, Inc.*	$191,073
724	Houghton Mifflin Harcourt Co.*	12,916
7,118	Service Corp. International	172,184
		376,173
	Diversified Financial Services – 2.99%
1,958	MarketAxess Holdings, Inc.	227,578
621	Morningstar, Inc.	49,935
854	MSCI, Inc.	58,789
522	Nasdaq, Inc.	32,364
		368,666
	Diversified Telecommunication Services – 0.70%
2,856	General Communication, Inc. – Class A*	51,751
2,706	IDT Corp. – Class B	34,366
		86,117
	Electrical Equipment – 0.54%
326	Acuity Brands, Inc.	65,992

	Electronic Equipment, Instruments & Components – 0.97%
1,555	CDW Corp. of Delaware	59,790
1,085	OSI Systems, Inc.*	59,480
		119,270
	Food & Staples Retailing – 1.36%
951	Casey’s General Stores, Inc.	114,824
2,544	SpartanNash Co.	52,203
		167,027
	Food Products – 3.24%
974	B&G Foods, Inc.	35,473
3,068	Flowers Foods, Inc.	63,017
2,237	Fresh Del Monte Produce, Inc.#	91,292
789	Industrias Bachoco S.A.B. de C.V. – ADR	34,179
595	Ingredion, Inc.	59,928
1,401	John B. Sanfilippo & Son, Inc.*	84,046
310	Lancaster Colony Corp.	31,521
		399,456
	Health Care Equipment & Supplies – 2.39%
217	Cantel Medical Corp.	12,883
4,983	Hologic, Inc.*	169,123
335	IDEXX Laboratories, Inc.*	23,497
551	Integra LifeSciences Holdings Corp.*	33,859
434	Masimo Corp.*	15,949
659	Meridian Bioscience, Inc.	12,686
1,600	Merit Medical Systems, Inc.*	26,480
		294,477

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS (Continued)
	Health Care Providers & Services – 4.30%
512	Almost Family, Inc.*	$19,579
1,941	Centene Corp.*	120,458
731	Chemed Corp.	102,574
349	CorVel Corp.*	15,921
551	Molina Healthcare, Inc.*	30,255
682	Patterson Companies, Inc.	28,958
1,269	U.S. Physical Therapy, Inc.	64,909
2,869	VCA, Inc.*	147,094
		529,748
	Health Care Technology – 0.16%
1,447	Allscripts Healthcare Solutions, Inc.*	19,940

	Hotels, Restaurants & Leisure – 7.78%
1,263	Boyd Gaming Corp.*	22,494
1,042	Carnival PLC – ADR	52,444
615	The Cheesecake Factory, Inc.	29,704
741	Choice Hotels International, Inc.	32,397
586	Cracker Barrel Old Country Store, Inc.	76,901
1,059	Darden Restaurants, Inc.	66,781
5,339	Denny’s Corp.*	50,026
506	DineEquity, Inc.	42,970
614	Jack in the Box, Inc.	47,671
952	Marriott Vacations Worldwide Corp.	47,019
1,420	Nathan’s Famous, Inc.*	76,297
141	Panera Bread Co. – Class A*	27,354
1,504	Papa John’s International, Inc.	71,816
987	Pinnacle Entertainment, Inc.*	30,143
3,297	Speedway Motorsports, Inc.	62,214
2,085	Texas Roadhouse, Inc.	76,791
678	Vail Resorts, Inc.	84,750
5,922	The Wendy’s Co.	60,582
		958,354
	Household Durables – 3.81%
1,747	Bassett Furniture Industries, Inc.	52,253
225	Helen of Troy Ltd.*#	20,108
3,968	Hooker Furniture Corp.	113,921
3,238	Leggett & Platt, Inc.	134,409
70	NVR, Inc.*	115,570
551	Tempur Sealy International, Inc.*	33,247
		469,508
	Household Products – 0.49%
4,404	Central Garden & Pet Co. – Class A*	60,863

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS (Continued)
	Insurance – 5.73%
620	American Financial Group, Inc.	$44,008
1,425	Arch Capital Group Ltd.*#	96,259
1,387	Argo Group International Holdings Ltd.#	78,823
916	Erie Indemnity Co. – Class A	88,037
1,548	FBL Financial Group, Inc. – Class A	94,521
3,853	First American Financial Corp.	132,428
514	The Hanover Insurance Group, Inc.	41,886
2,020	Maiden Holdings Ltd.#	25,856
4,664	Old Republic International Corp.	84,325
397	ProAssurance Corp.	19,898
		706,041
	Internet Software & Services – 1.63%
198	j2 Global, Inc.	14,357
3,564	Tucows, Inc. – Class A*	73,026
1,506	VeriSign, Inc.*	113,854
		201,237
	IT Services – 7.76%
436	Amdocs Ltd.#	23,867
916	Booz Allen Hamilton Holding Corp.	25,914
1,584	Broadridge Financial Solutions, Inc.	84,839
1,703	Convergys Corp.	41,621
1,566	CoreLogic, Inc.*	55,906
785	CSG Systems International, Inc.	27,428
695	DST Systems, Inc.	73,260
349	Euronet Worldwide, Inc.*	27,840
983	Genpact Ltd.*#	23,513
209	Global Payments, Inc.	12,321
1,500	Leidos Holdings, Inc.	69,180
455	MAXIMUS, Inc.	24,283
2,067	Sykes Enterprises, Inc.*	60,852
4,147	Total System Services, Inc.	166,544
2,852	Vantiv, Inc. – Class A*	134,187
3,665	WNS Holdings Ltd. – ADR*	105,149
		956,704
	Leisure Products – 0.68%
1,125	Hasbro, Inc.	83,565

	Life Sciences Tools & Services – 0.55%
198	Bio-Rad Laboratories, Inc. – Class A*	25,267
544	Bruker Corp.*	12,147
409	Charles River Laboratories International, Inc.*	30,360
		67,774

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS (Continued)
	Machinery – 1.54%
4,117	Global Brass & Copper Holdings, Inc.	$85,263
1,404	John Bean Technologies Corp.	64,317
1,028	Kadant, Inc.	39,897
		189,477
	Media – 1.59%
1,425	Cinemark Holdings, Inc.	42,023
186	Graham Holdings Co. – Class B	90,152
854	Scholastic Corp.	29,318
1,194	Starz – Class A*	33,945
		195,438
	Oil, Gas & Consumable Fuels – 0.43%
4,201	Nordic American Tankers Ltd.#	53,395

	Paper & Forest Products – 0.27%
2,962	Fibria Celulose S.A. – ADR	32,730

	Personal Products – 0.24%
1,205	Coty, Inc. – Class A	29,655

	Professional Services – 0.70%
1,919	Insperity, Inc.	86,221

	Semiconductors & Semiconductor Equipment – 0.27%
2,833	Photronics, Inc.*	33,826

	Software – 4.07%
877	Blackbaud, Inc.	53,918
713	FactSet Research Systems, Inc.	107,449
643	Fair Isaac Corp.	61,451
3,139	NICE-Systems Ltd. – ADR	190,004
3,499	Sapiens International Corp. NV*#	35,200
840	SS&C Technologies Holdings, Inc.	54,004
		502,026
	Specialty Retail – 1.43%
1,018	Foot Locker, Inc.	68,776
615	Murphy USA, Inc.*	35,578
946	Select Comfort Corp.*	19,923
544	Winmark Corp.	51,332
		175,609
	Textiles, Apparel & Luxury Goods – 1.48%
223	Carter’s, Inc.	21,680
2,198	Cherokee, Inc.*	36,003
4,934	Culp, Inc.	124,929
		182,612

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Schedule of Investments (Continued)
at January 31, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS (Continued)
	Thrifts & Mortgage Finance – 1.62%
1,298	First Defiance Financial Corp.	$50,531
1,453	Flagstar Bancorp, Inc.*	27,098
842	Meta Financial Group, Inc.	36,509
2,032	New York Community Bancorp, Inc.	31,455
625	Territorial Bancorp, Inc.	16,656
1,303	WSFS Financial Corp.	37,865
		200,114
	Tobacco – 0.54%
1,224	Universal Corp.	66,990

	Trading Companies & Distributors – 0.73%
333	Beacon Roofing Supply, Inc.*	13,486
654	Watsco, Inc.	76,001
		89,487
	Transportation Infrastructure – 0.68%
1,002	Grupo Aeroportuario del Pacifico S.A.B. de C.V. – ADR	84,208
	Total Common Stocks (Cost $12,162,363)	11,827,509
	Total Investments in Securities (Cost $12,162,363) – 95.96%	11,827,509
	Other Assets in Excess of Liabilities – 4.04%	498,178
	Net Assets – 100.00%	$12,325,687

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
ADR – American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

(This Page Intentionally Left Blank.)

O’Shaughnessy Mutual Funds

Statements of Assets and Liabilities
at January 31, 2016 (Unaudited)

	All Cap	Enhanced	Small/Mid Cap
	Core Fund	Dividend Fund	Growth Fund
ASSETS
Investments in securities, at value (cost $77,137,417,
$23,683,870 and $12,162,363, respectively)	$80,893,253	$20,457,911	$11,827,509
Cash	1,354,425	395,454	270,235
Receivables:
Securities sold	58,385	—	—
Fund shares issued	192,097	—	254,500
Dividends	57,633	24,951	5,873
Due from Advisor (Note 4)	—	—	2,983
Dividend tax reclaim	—	152,674	—
Prepaid expenses	9,110	637	1,063
Total assets	82,564,903	21,031,627	12,362,163
LIABILITIES
Payables:
Fund shares redeemed	13,359,836	95,453	—
Administration fees	8,561	6,165	6,377
Audit fees	11,161	13,154	11,403
Transfer agent fees and expenses	11,400	5,564	2,280
Due to Advisor (Note 4)	16,375	1,516	—
Custody fees	3,199	1,627	4,422
Legal fees	990	2,700	1,467
Fund accounting fees	8,344	5,675	6,407
Chief Compliance Officer fee	1,504	1,504	1,504
12b-1 distribution fees	55,914	—	—
Shareholder reporting	6,721	8,032	1,332
Accrued other expenses	2,131	5,478	1,284
Total liabilities	13,486,136	146,868	36,476
NET ASSETS	$69,078,767	$20,884,759	$12,325,687

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

Statements of Assets and Liabilities (Continued)
at January 31, 2016 (Unaudited)

	All Cap	Enhanced	Small/Mid Cap
	Core Fund	Dividend Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$1,851,299	—	—
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	137,316	—	—
Net asset value and redemption price per share	$13.48	—	—
Maximum offering price per share
(Net asset value per share divided by 94.75%)	$14.23	—	—
Class C Shares
Net assets applicable to shares outstanding	$8,387,116	—	—
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	643,287	—	—
Net asset value and offering price per share (Note 1)	$13.04	—	—
Class I Shares
Net assets applicable to shares outstanding	$58,840,352	$20,884,759	$12,325,687
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	4,389,881	2,419,971	994,528
Net asset value, offering and
redemption price per share	$13.40	$8.63	$12.39

COMPONENTS OF NET ASSETS
Paid-in capital	$62,118,786	$42,999,328	$13,528,583
Undistributed net investment income/(loss)	610,585	(17,576)	27,564
Accumulated net realized gain/(loss) on investments	2,593,560	(18,871,098)	(895,606)
Net unrealized appreciation/(depreciation) of investments	3,755,836	(3,225,895)	(334,854)
Net assets	$69,078,767	$20,884,759	$12,325,687

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

(This Page Intentionally Left Blank.)

O’Shaughnessy Mutual Funds

Statements of Operations
For the Six Months Ended January 31, 2016 (Unaudited)

	All Cap	Enhanced	Small/Mid Cap
	Core Fund	Dividend Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $0, $40,603, and $1,548, respectively)	$965,916	$638,568	$122,345
Total income	965,916	638,568	122,345
Expenses
Advisory fees (Note 4)	280,203	90,158	47,789
12b-1 distribution fees – Class A (Note 5)	2,686	—	—
12b-1 distribution fees – Class C (Note 5)	47,022	—	—
Transfer agent fees and expenses (Note 4)	36,209	15,051	9,886
Administration fees (Note 4)	25,478	18,202	18,710
Fund accounting fees (Note 4)	25,103	16,154	18,758
Registration fees	18,396	11,568	9,665
Audit fees	11,161	10,154	9,903
Custody fees (Note 4)	6,923	5,983	8,171
Reports to shareholders	5,392	3,547	1,067
Miscellaneous expense	5,044	4,014	2,441
Trustee fees	5,043	4,691	4,189
Chief Compliance Officer fee (Note 4)	4,536	4,536	4,536
Legal fees	3,537	3,387	2,652
Insurance expense	1,938	1,248	1,021
Total expenses	478,671	188,693	138,788
Advisory fee waiver (Note 4)	(123,287)	(51,376)	(44,007)
Net expenses	355,384	137,317	94,781
Net investment income	610,532	501,251	27,564
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	2,680,709	(2,463,632)	(37,728)
Net change in unrealized
appreciation/(depreciation) on investments	(10,822,980)	(1,767,513)	(1,515,958)
Net realized and unrealized
loss on investments	(8,142,271)	(4,231,145)	(1,553,686)
Net decrease in net assets
resulting from operations	$(7,531,739)	$(3,729,894)	$(1,526,122)

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Statements of Changes in Net Assets

	Six Months Ended
	January 31, 2016	Year Ended
	(Unaudited)	July 31, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$610,532	$1,552,022
Net realized gain on investments	2,680,709	12,516,336
Net change in unrealized appreciation on investments	(10,822,980)	(2,815,800)
Net increase/(decrease) in net assets
resulting from operations	(7,531,739)	11,252,558

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(11,226)	(11,537)
Class C Shares	—	(17,209)
Class I Shares	(584,715)	(1,087,818)
From net realized gain on investments
Class A Shares	(161,307)	(393,508)
Class C Shares	(714,975)	(1,442,133)
Class I Shares	(6,090,993)	(17,343,065)
Total distributions to shareholders	(7,563,216)	(20,295,270)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(34,962,366)	(7,901,512)
Total decrease in net assets	(50,057,321)	(16,944,224)

NET ASSETS
Beginning of period	119,136,088	136,080,312
End of period	$69,078,767	$119,136,088
Includes undistributed net investment income of	$610,585	$595,994

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Statements of Changes in Net Assets (Continued)

(a)  A summary of share transactions is as follows:

	Six Months Ended
	January 31, 2016	Year Ended
	(Unaudited)	July 31, 2015
Class A Shares
Net proceeds from shares sold	$4,840	$66,110
Distributions reinvested	151,734	388,325
Payment for shares redeemed	(339,831)	(4,517,619)
Net decrease in net assets from capital share transactions	$(183,257)	$(4,063,184)

Class C Shares
Net proceeds from shares sold	$168,902	$1,704,534
Distributions reinvested	714,975	1,459,342
Payment for shares redeemed	(1,059,371)	(2,491,875)
Net increase/(decrease) in net assets from capital share transactions	$(175,494)	$672,001

Class I Shares
Net proceeds from shares sold	$11,629,260	$26,670,901
Distributions reinvested	4,115,425	14,810,197
Payment for shares redeemed	(50,348,300)+	(45,991,427)+
Net decrease in net assets from capital share transactions	$(34,603,615)	$(4,510,329)
+ Net of redemption fees of	$7,614	$1,458
	$(34,962,366)	$(7,901,512)

Class A Shares
Shares sold	302	3,797
Shares issued on reinvestment of distributions	10,428	24,940
Shares redeemed	(22,885)	(258,332)
Net decrease in shares outstanding	(12,155)	(229,595)

Class C Shares
Shares sold	11,790	107,487
Shares issued on reinvestment of distributions	50,744	96,326
Shares redeemed	(73,709)	(157,351)
Net increase/(decrease) in shares outstanding	(11,175)	46,462

Class I Shares
Shares sold	793,703	1,642,125
Shares issued on reinvestment of distributions	284,607	957,350
Shares redeemed	(3,423,519)	(2,874,767)
Net decrease in shares outstanding	(2,345,209)	(275,292)
	(2,368,539)	(458,425)

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Statements of Changes in Net Assets

	Six Months Ended
	January 31, 2016	Year Ended
	(Unaudited)	July 31, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$501,251	$3,364,040
Net realized loss on investments	(2,463,632)	(16,247,229)
Net change in unrealized
appreciation/(depreciation) on investments	(1,767,513)	(12,152,222)
Net decrease in net assets resulting from operations	(3,729,894)	(25,035,411)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares*	—	(87,796)
Class C Shares*	—	(59,403)
Class I Shares	(518,827)	(3,217,998)
From net realized gain on investments
Class I Shares	—	(7,277,300)
Total distributions to shareholders	(518,827)	(10,642,497)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(12,358,968)	(82,002,064)
Total decrease in net assets	(16,607,689)	(117,679,972)

NET ASSETS
Beginning of period	37,492,448	155,172,420
End of period	$20,884,759	$37,492,448
Includes undistributed net investment income/(loss) of	$(17,576)	$—

*	Class A shares and Class C shares converted to Class I shares on November 28, 2014. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Statements of Changes in Net Assets (Continued)

(a)  A summary of share transactions is as follows:

	Six Months Ended
	January 31, 2016	Year Ended
	(Unaudited)	July 31, 2015
Class A Shares*
Net proceeds from shares sold	$—	$478,326
Distributions reinvested	—	81,834
Payment for conversion of Class A shares	—	(3,098,593)
Payment for shares redeemed	—	(15,231,528)+
Net increase/(decrease) in net assets from capital share transactions	$—	$(17,769,961)
+ Net of redemption fees of	$—	$561

Class C Shares*
Net proceeds from shares sold	$—	$435,687
Distributions reinvested	—	59,311
Payment for conversion of Class C shares	—	(6,601,454)
Payment for shares redeemed	—	(1,996,520)+
Net increase/(decrease) in net assets from capital share transactions	$—	$(8,102,976)
+ Net of redemption fees of	$—	$496

Class I Shares
Net proceeds from shares sold	$2,064,414	$34,326,024
Proceeds from conversion of Class A shares and Class C shares	—	9,700,047
Distributions reinvested	362,491	9,103,593
Payment for shares redeemed	(14,785,873)+	(109,258,791)+
Net decrease in net assets from capital share transactions	$(12,358,968)	$(56,129,127)
+ Net of redemption fees of	$4,672	$21,548
	$(12,358,968)	$(82,002,064)
Class A Shares*
Shares sold	—	36,141
Shares issued on reinvestment of distributions	—	6,117
Shares converted to Class I	—	(252,934)
Shares redeemed	—	(1,153,185)
Net increase/(decrease) in shares outstanding	—	(1,363,861)

Class C Shares*
Shares sold	—	33,531
Shares issued on reinvestment of distributions	—	4,550
Shares converted to Class I	—	(543,021)
Shares redeemed	—	(156,188)
Net increase/(decrease) in shares outstanding	—	(661,128)

Class I Shares
Shares sold	230,982	2,807,316
Shares converted from Class A and Class C	—	789,668
Shares issued on reinvestment of distributions	39,425	835,944
Shares redeemed	(1,611,350)	(10,073,981)
Net decrease in shares outstanding	(1,340,943)	(5,641,053)
	(1,340,943)	(7,666,042)

*	Class A shares and Class C shares converted to Class I shares on November 28, 2014. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Statements of Changes in Net Assets

	Six Months Ended
	January 31, 2016	Year Ended
	(Unaudited)	July 31, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$27,564	$88,833
Net realized gain/(loss) on investments	(37,728)	578,706
Net change in unrealized appreciation on investments	(1,515,958)	480,384
Net increase/(decrease) in net assets
resulting from operations	(1,526,122)	1,147,923

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class I Shares	(53,324)	—
From net realized gain on investments
Class I Shares	(917,118)	(1,483,533)
Total distributions to shareholders	(970,442)	(1,483,533)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(3,107,405)	7,000,852
Total increase/(decrease) in net assets	(5,603,969)	6,665,242

NET ASSETS
Beginning of period	17,929,656	11,264,414
End of period	$12,325,687	$17,929,656
Includes undistributed net investment income of	$27,564	$53,324

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Statements of Changes in Net Assets (Continued)

(a)  A summary of share transactions is as follows:

	Six Months Ended
	January 31, 2016	Year Ended
	(Unaudited)	July 31, 2015
Class A Shares*
Net proceeds from shares sold	$—	$116,545
Payment for conversion of Class A shares	—	(385,520)
Payment for shares redeemed	—	(3,630,010)
Net increase/(decrease) in net assets from capital share transactions	$—	$(3,898,985)

Class I Shares
Net proceeds from shares sold	$1,467,140	$11,505,923
Proceeds from conversion of Class A shares	—	385,520
Distributions reinvested	641,316	1,025,964
Payment for shares redeemed	(5,215,861)	(2,017,570)+
Net increase/(decrease) in net assets from capital share transactions	$(3,107,405)	$10,899,837
+ Net of redemption fees of	$—	$150
	$(3,107,405)	$7,000,852

Class A Shares*
Shares sold	—	7,347
Shares converted to Class I	—	(24,416)
Shares redeemed	—	(226,604)
Net increase/(decrease) in shares outstanding	—	(243,673)

Class I Shares
Shares sold	109,608	768,882
Shares converted from Class A	—	24,131
Shares issued on reinvestment of distributions	47,260	73,970
Shares redeemed	(374,767)	(138,199)
Net increase/(decrease) in shares outstanding	(217,899)	728,784
	(217,899)	485,111

*	Class A shares converted to Class I shares on November 28, 2014. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Financial Highlights
For a share outstanding throughout the period

Class A Shares

	Six Months						August 16,
	Ended		Year	Year	Year	Year	2010*
	January 31,		Ended	Ended	Ended	Ended	to
	2016		July 31,	July 31,	July 31,	July 31,	July 31,
	(Unaudited)		2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.91		$17.07	$15.98	$12.78	$12.08	$10.00

Income from investment operations:
Net investment income†	0.08		0.17	0.12	0.20	0.12	0.07
Net realized and unrealized
gain/(loss) on investments	(1.27)		1.17	2.35	3.17	0.67	1.99
Total from investment operations	(1.19)		1.34	2.47	3.37	0.79	2.06

Less distributions:
From net investment income	(0.08)		(0.07)	(0.13)	(0.17)	(0.03)	(0.02)
From net realized
gain on investments	(1.16)		(2.43)	(1.25)	—	(0.06)	(0.02)
Total distributions	(1.24)		(2.50)	(1.38)	(0.17)	(0.09)	(0.04)

Redemption fees retained	—		—	—	0.00 †^	0.00 †^	0.06	†

Net asset value, end of period	$13.48		$15.91	$17.07	$15.98	$12.78	$12.08

Total return	-8.03	%++	8.19%	15.89%	26.74%	6.59%	21.26	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,851		$2,379	$6,471	$4,204	$3,803	$1,271

Ratio of expenses to average net assets:
Before fee waiver and expense
reimbursement/recoupment	1.09	%+	1.03%	1.01%	1.07%	1.68%	2.74	%+
After fee waiver and expense
reimbursement/recoupment	0.85	%+	0.93%#	1.23%	1.24%	1.24%	1.24	%+

Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense
reimbursement/recoupment	0.78	%+	0.93%	0.91%	1.62%	0.52%	(0.87	)%+
After fee waiver and expense
reimbursement/recoupment	1.02	%+	1.03%	0.69%	1.45%	0.96%	0.63	%+

Portfolio turnover rate	55.13	%++	81.23%	71.56%	57.50%	66.71%	44.27	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.
#	Effective January 1, 2015, the Advisor agreed to temporarily lower the net annual operating expense limit to 0.85%.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Financial Highlights
For a share outstanding throughout the period

Class C Shares

	Six Months						August 16,
	Ended		Year	Year	Year	Year	2010*
	January 31,		Ended	Ended	Ended	Ended	to
	2016		July 31,	July 31,	July 31,	July 31,	July 31,
	(Unaudited)		2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.41		$16.68	$15.67	$12.55	$11.92	$10.00

Income from investment operations:
Net investment income/(loss)†	0.02		0.04	(0.01)	0.10	0.03	(0.01)
Net realized and unrealized
gain/(loss) on investments	(1.23)		1.15	2.31	3.11	0.66	1.97
Total from investment operations	(1.21)		1.19	2.30	3.21	0.69	1.96

Less distributions:
From net investment income	—		(0.03)	(0.04)	(0.09)	(0.00)^	(0.02)
From net realized
gain on investments	(1.16)		(2.43)	(1.25)	—	(0.06)	(0.02)
Total distributions	(1.16)		(2.46)	(1.29)	(0.09)	(0.06)	(0.04)

Redemption fees retained	—		—	0.00 †^	0.00 †^	0.00 †^	—

Net asset value, end of period	$13.04		$15.41	$16.68	$15.67	$12.55	$11.92

Total return	-8.40	%++	7.40%	15.02%	25.77%	5.86%	19.66	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$8,387		$10,082	$10,139	$7,485	$6,673	$3,395

Ratio of expenses to average net assets:
Before fee waiver and expense
reimbursement/recoupment	1.84	%+	1.77%	1.76%	1.82%	2.47%	3.35	%+
After fee waiver and expense
reimbursement/recoupment	1.60	%+	1.67%#	1.98%	1.99%	1.99%	1.99	%+

Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense
reimbursement/recoupment	0.02	%+	0.14%	0.18%	0.89%	(0.26)%	(1.46	)%+
After fee waiver and expense
reimbursement/recoupment	0.26	%+	0.24%	(0.04)%	0.72%	0.22%	(0.10	)%+

Portfolio turnover rate	55.13	%++	81.23%	71.56%	57.50%	66.71%	44.27	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.
#	Effective January 1, 2015, the Advisor agreed to temporarily lower the net annual operating expense limit to 1.60%.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy All Cap Core Fund

Financial Highlights
For a share outstanding throughout the period

Class I Shares

	Six Months						August 16,
	Ended		Year	Year	Year	Year	2010*
	January 31,		Ended	Ended	Ended	Ended	to
	2016		July 31,	July 31,	July 31,	July 31,	July 31,
	(Unaudited)		2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.84		$17.04	$15.95	$12.77	$12.04	$10.00

Income from investment operations:
Net investment income†	0.10		0.20	0.16	0.23	0.15	0.10
Net realized and unrealized
gain/(loss) on investments	(1.27)		1.18	2.35	3.16	0.67	1.99
Total from investment operations	(1.17)		1.38	2.51	3.39	0.82	2.09

Less distributions:
From net investment income	(0.11)		(0.15)	(0.17)	(0.21)	(0.03)	(0.03)
From net realized
gain on investments	(1.16)		(2.43)	(1.25)	—	(0.06)	(0.02)
Total distributions	(1.27)		(2.58)	(1.42)	(0.21)	(0.09)	(0.05)

Redemption fees retained	0.00	†^	0.00 †^	0.00 †^	0.00 †^	0.00 †^	—

Net asset value, end of period	$13.40		$15.84	$17.04	$15.95	$12.77	$12.04

Total return	-7.95	%++	8.49%	16.18%	26.93%	6.91%	20.89	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$58,841		$106,675	$119,470	$114,220	$52,574	$27,250

Ratio of expenses to average net assets:
Before fee waiver and expense
reimbursement/recoupment	0.84	%+	0.77%	0.76%	0.82%	1.47%	2.82	%+
After fee waiver and expense
reimbursement/recoupment	0.60	%+	0.67%#	0.98%	0.99%	0.99%	0.99	%+

Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense
reimbursement/recoupment	1.06	%+	1.15%	1.18%	1.79%	0.74%	(0.94	)%+
After fee waiver and expense
reimbursement/recoupment	1.30	%+	1.25%	0.96%	1.62%	1.22%	0.89	%+

Portfolio turnover rate	55.13	%++	81.23%	71.56%	57.50%	66.71%	44.27	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.
#	Effective January 1, 2015, the Advisor agreed to temporarily lower the net annual operating expense limit to 0.60%.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Enhanced Dividend Fund

Financial Highlights
For a share outstanding throughout the period

Class I Shares

	Six Months						August 16,
	Ended		Year	Year	Year	Year	2010*
	January 31,		Ended	Ended	Ended	Ended	to
	2016		July 31,	July 31,	July 31,	July 31,	July 31,
	(Unaudited)		2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.97		$13.59	$11.96	$10.70	$11.51	$10.00

Income from investment operations:
Net investment income†	0.17		0.38	0.72	0.43	0.47	0.45
Net realized and unrealized
gain/(loss) on investments	(1.33)		(2.78)	1.60	1.21	(0.78)	1.36
Total from investment operations	(1.16)		(2.40)	2.32	1.64	(0.31)	1.81

Less distributions:
From net investment income	(0.18)		(0.44)	(0.68)	(0.38)	(0.42)	(0.30)
From net realized
gain on investments	—		(0.78)	(0.01)	—	(0.08)	(0.00	)^
Total distributions	(0.18)		(1.22)	(0.69)	(0.38)	(0.50)	(0.30)

Redemption fees retained†^	0.00		0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$8.63		$9.97	$13.59	$11.96	$10.70	$11.51

Total return	-11.72	%++	-18.11%	19.64%	15.52%	-2.53%	18.16	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$20,885		$37,492	$127,799	$72,140	$19,644	$8,703

Ratio of expenses to average net assets:
Before fee waiver and expense
reimbursement/recoupment	1.36	%+	0.94%#	0.87%	1.08%	2.14%	4.56	%+
After fee waiver and expense
reimbursement/recoupment	0.99	%+	1.02%#	0.99%	0.99%	0.99%	0.99	%+

Ratio of net investment income
to average net assets:
Before fee waiver and expense
reimbursement/recoupment	3.23	%+	3.34%	5.64%	3.58%	3.25%	0.51	%+
After fee waiver and expense
reimbursement/recoupment	3.60	%+	3.26%	5.52%	3.67%	4.40%	4.08	%+

Portfolio turnover rate	25.15	%++	50.89%	45.47%	35.48%	72.95%	38.75	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.
#	Includes expenses of Class A shares and Class C shares which converted to Class I shares on November 28, 2014.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Small/Mid Cap Growth Fund

Financial Highlights
For a share outstanding throughout the period

Class I Shares

	Six Months						August 16,
	Ended		Year	Year	Year	Year	2010*
	January 31,		Ended	Ended	Ended	Ended	to
	2016		July 31,	July 31,	July 31,	July 31,	July 31,
	(Unaudited)		2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.79		$15.54	$16.18	$12.24	$12.94	$10.00

Income from investment operations:
Net investment income/(loss)†	0.02		0.09	0.00 ^	0.04	0.01	(0.08)
Net realized and unrealized
gain/(loss) on investments	(1.49)		1.11	1.76	3.95	(0.71)	3.15
Total from investment operations	(1.47)		1.20	1.76	3.99	(0.70)	3.07

Less distributions:
From net investment income	(0.05)		—	—	(0.05)	—	—
From net realized
gain on investments	(0.88)		(1.95)	(2.40)	—	—	(0.13)
Total distributions	(0.93)		(1.95)	(2.40)	(0.05)	—	(0.13)

Redemption fees retained	—		0.00 †^	—	0.00 †^	0.00 †^	—

Net asset value, end of period	$12.39		$14.79	$15.54	$16.18	$12.24	$12.94

Total return	-10.41	%++	8.54%	10.83%	32.75%	-5.41%	30.72	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$12,326		$17,930	$7,516	$6,915	$5,243	$5,278

Ratio of expenses to average net assets:
Before fee waiver and
expense reimbursement	1.74	%+	1.95%#	2.54%	2.90%	3.98%	6.28	%+
After fee waiver and
expense reimbursement	1.19	%+	1.19%#	1.19%	1.19%	1.19%	1.19	%+

Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and
expense reimbursement	(0.21	)%+	(0.15)%	(1.34)%	(1.42)%	(2.72)%	(5.77	)%+
After fee waiver and
expense reimbursement	0.34	%+	0.61%	0.01%	0.29%	0.07%	(0.68	)%+

Portfolio turnover rate	39.64	%++	83.71%	98.91%	93.42%	110.38%	98.48	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
†	Based on average shares outstanding.
^	Amount is less than $0.01.
#	Includes expenses of Class A shares and Class C shares which converted to Class I shares on November 28, 2014.

The accompanying notes are an integral part of these financial statements.

O’Shaughnessy Mutual Funds

Notes to Financial Statements
at January 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

The O’Shaughnessy All Cap Core Fund (the “All Cap Core Fund”), the O’Shaughnessy Enhanced Dividend Fund (the “Enhanced Dividend Fund”), and the O’Shaughnessy Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”) (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Funds, which are all diversified funds, began operations on August 16, 2010. The investment objectives of the All Cap Core and Small/Mid Cap Growth Funds are to seek long-term capital appreciation and the investment objective of the Enhanced Dividend Fund is to seek long-term capital appreciation and income.

The All Cap Core Fund currently offers Class A shares, Class C shares and Class I shares. The Enhanced Dividend Fund and the Small/Mid Cap Growth Fund currently offer only Class I shares. Effective October 27, 2014, the Enhanced Dividend Fund ceased offering its Class A shares and Class C shares and the Small/Mid Cap Growth Fund ceased offering its Class A shares. The remaining Class A shares and Class C shares for the Enhanced Dividend Fund and the remaining Class A shares for the Small/Mid Cap Growth Fund converted to Class I shares at the close of business on November 28, 2014.

Class A shares may be subject to a 5.25% front-end sales load.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1.00% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.  Class C shares may be subject to a CDSC of 1.00% on redemptions held for one year or less after purchase.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Funds’ returns filed for open tax years 2013-2015, or expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The All Cap Core Fund and the Small/Mid Cap Growth Fund distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The Enhanced Dividend Fund distributes substantially all net investment income, if any, monthly, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at January 31, 2016 (Unaudited)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of a Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fee: The Funds charge a 2.00% redemption fee to shareholders who redeem shares held 90 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.
During the six months ended January 31, 2016, the Funds retained redemption fees as follows:

	Class A		Class C		Class I
All Cap Core Fund	$—		$—		$7,614
Enhanced Dividend Fund	N/	A	N/	A	4,672
Small/Mid Cap Growth Fund	N/	A	N/	A	—

G.
REITs:  The Funds may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Funds intend to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

H.
Foreign Securities:  The All Cap Core Fund and Small/Mid Cap Growth Fund may invest up to 50% of their total assets in securities of foreign companies. The Enhanced Dividend Fund may invest without limitation in securities of foreign companies. Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

I.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of January 31, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at January 31, 2016 (Unaudited)

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including common stocks and preferred stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at January 31, 2016 (Unaudited)

NOTE 3 – SECURITIES VALUATION (Continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of January 31, 2016:

All Cap Core Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$23,912,654	$—	$—	$23,912,654
Consumer Staples	8,513,427	—	—	8,513,427
Energy	2,603,572	—	—	2,603,572
Financials	8,825,613	—	—	8,825,613
Health Care	5,021,139	—	—	5,021,139
Industrials	11,994,600	—	—	11,994,600
Information Technology	12,735,186	—	—	12,735,186
Materials	4,872,188	—	—	4,872,188
Telecommunication Services	1,498,569	—	—	1,498,569
Utilities	916,305	—	—	916,305
Total Common Stocks	80,893,253	—	—	80,893,253
Total Investments in Securities	$80,893,253	$—	$—	$80,893,253

Enhanced Dividend Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,939,593	$—	$—	$1,939,593
Consumer Staples	664,556	—	—	664,556
Energy	2,535,933	—	—	2,535,933
Financials	4,157,181	—	—	4,157,181
Health Care	2,072,449	—	—	2,072,449
Industrials	2,509,813	—	—	2,509,813
Information Technology	2,152,359	—	—	2,152,359
Materials	2,893,045	—	—	2,893,045
Telecommunication Services	1,462,115	—	—	1,462,115
Total Common Stocks	20,387,044	—	—	20,387,044
Preferred Stocks
Telecommunication Services	70,867	—	—	70,867
Total Preferred Stocks	70,867	—	—	70,867
Total Investments in Securities	$20,457,911	$—	$—	$20,457,911

Small/Mid Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,618,306	$—	$—	$2,618,306
Consumer Staples	872,748	—	—	872,748
Energy	53,395	—	—	53,395
Financials	2,793,993	—	—	2,793,993
Health Care	929,580	—	—	929,580
Industrials	2,272,363	—	—	2,272,363
Information Technology	1,764,907	—	—	1,764,907
Materials	436,100	—	—	436,100
Telecommunication Services	86,117	—	—	86,117
Total Common Stocks	11,827,509	—	—	11,827,509
Total Investments in Securities	$11,827,509	$—	$—	$11,827,509

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at January 31, 2016 (Unaudited)

NOTE 3 – SECURITIES VALUATION (Continued)

Refer to the Funds’ schedules of investments for a detailed break-out of common stocks and preferred stocks by industry classification. Transfers between levels are recognized at January 31, 2016, the end of the reporting period. The Funds recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Funds during the six months ended January 31, 2016.

In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended January 31, 2016, O’Shaughnessy Asset Management, LLC (the “Advisor”) provided the Funds with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The All Cap Core Fund, Enhanced Dividend Fund, and Small/Mid Cap Growth Fund pay fees calculated at an annual rate of 0.55%, 0.65%, and 0.60%, respectively, based upon the average daily net assets of each Fund.  For the six months ended January 31, 2016, the All Cap Core Fund, Enhanced Dividend Fund, and Small/Mid Cap Growth Fund incurred $280,203, $90,158, and $47,789 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses. The Advisor has agreed to temporarily reduce, through at least November 27, 2016, fees payable to it by the All Cap Core Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses as follows:

	Class A	Class C	Class I
All Cap Core Fund	0.85%	1.60%	0.60%

	percent of average daily net assets

The Advisor has contractually agreed to reduce fees payable to it by the Enhanced Dividend Fund and the Small/Mid Cap Growth Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to the extent necessary to limit the Funds’ aggregate annual operating expenses to as follows:

Class I
Enhanced Dividend Fund	0.99%
Small/Mid Cap Growth Fund	1.19%

percent of average daily net assets

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the six months ended January 31, 2016, the Advisor reduced its fees and/or made expense payments in the amount of $123,287, $51,376 and $44,007 for the All Cap Core Fund, Enhanced Dividend Fund and the Small/Mid Cap Growth Fund, respectively.

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at January 31, 2016 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

The Advisor is not able to recoup the fees waived of $123,287 in the All Cap Core Fund which are subject to the temporary expense limitation.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2016	2017	2018	2019	Total
Enhanced Dividend Fund	$58,134	$—	$—	$51,376	$109,510
Small/Mid Cap Growth Fund	146,974	146,530	110,505	44,007	448,016

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the six months ended January 31, 2016, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	All Cap	Enhanced	Small/Mid Cap
	Core Fund	Dividend Fund	Growth Fund
Administration	$25,478	$18,202	$18,710
Fund Accounting	25,103	16,154	18,758
Transfer Agency (excludes out-of-pocket expenses)	28,439	12,275	7,965
Chief Compliance Officer	4,536	4,536	4,536
Custody	6,923	5,983	8,171

At January 31, 2016, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	All Cap	Enhanced	Small/Mid Cap
	Core Fund	Dividend Fund	Growth Fund
Administration	$8,561	$6,165	$6,377
Fund Accounting	8,344	5,675	6,407
Transfer Agency (excludes out-of-pocket expenses)	9,147	4,529	2,090
Chief Compliance Officer	1,504	1,504	1,504
Custody	3,199	1,627	4,422

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The All Cap Core Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the All Cap Core Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the All Cap Core Fund’s Class A shares and up to 1.00% of the All Cap Core Fund’s Class C shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at January 31, 2016 (Unaudited)

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN (Continued)

to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the six months ended January 31, 2016, the All Cap Core Fund paid the Distributor $2,686 and $47,022 for Class A and Class C shares, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Funds may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each class. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the six months ended January 31, 2016, the All Cap Core Fund, Enhanced Dividend Fund, and Small/Mid Cap Growth did not accrue shareholder servicing fees.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the six months ended January 31, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
All Cap Core Fund	$55,515,205	$83,904,196
Enhanced Dividend Fund	6,879,326	19,640,580
Small/Mid Cap Growth Fund	6,188,267	10,197,448

NOTE 8 – LINES OF CREDIT

The All Cap Core Fund, Enhanced Dividend Fund, and Small/Mid Cap Growth Fund have lines of credit in the amount of $3,500,000, $2,000,000, and $1,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended January 31, 2016, the Funds did not draw upon their lines of credit.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended January 31, 2016 and the year ended July 31, 2015 was as follows:

	All Cap		Enhanced		Small/Mid Cap
	Core Fund		Dividend Fund		Growth Fund
	January 31,	July 31,	January 31,	July 31,	January 31,	July 31,
	2016	2015	2016	2015	2016	2015
Ordinary Income	$595,941	$1,116,564	$518,827	$3,365,197	$53,324	$—
Long-term Capital Gains	6,967,275	19,178,706	—	7,277,300	917,118	1,483,533

O’Shaughnessy Mutual Funds

Notes to Financial Statements (Continued)
at January 31, 2016 (Unaudited)

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of July 31, 2015, the Funds’ most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

	All Cap Core	Enhanced	Small/Mid Cap
	Fund	Dividend Fund	Growth Fund
Cost of investments (a)	$102,937,235	$38,980,061	$16,214,019
Gross tax unrealized appreciation	17,345,986	2,282,493	1,920,130
Gross tax unrealized depreciation	(2,854,822)	(3,812,644)	(743,646)
Net tax unrealized appreciation/(depreciation) (a)	14,491,164	(1,530,151)	1,176,484
Undistributed ordinary income	595,994	—	53,324
Undistributed long-term capital gain	6,967,778	—	917,109
Total distributable earnings	7,563,772	—	970,433
Other accumulated gains/(losses)	—	(16,335,697)	(853,249)
Total accumulated earnings/(losses)	$22,054,936	$(17,865,848)	$1,293,668

(a)	The differences between the book basis and tax basis net unrealized appreciation/(depreciation) and cost are attributable primarily to the tax deferral of losses on wash sales adjustments.

At July 31, 2015, the Enhanced Dividend Fund and Small/Mid Cap Growth Fund deferred, on a tax basis, post-October losses of $16,335,697 and $853,249, respectively.

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return.  The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Sector Risk. To the extent a Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

•
Foreign Securities Risk. The risks of investing in the securities of foreign issuers, including emerging market issuers and depositary receipts, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues. These risks are greater in emerging markets.

•
Small- and Medium-Sized Companies Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
REITs and Foreign Real Estate Company Risk. Investing in REITs and foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as tax compliance risks, and may involve duplication of management fees and other expenses.  REITs and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

O’Shaughnessy Mutual Funds

Approval of Investment Advisory Agreement
(Unaudited)

O’Shaughnessy All Cap Core Fund
O’Shaughnessy Enhanced Dividend Fund
O’Shaughnessy Small/Mid Cap Growth Fund
O’Shaughnessy Global Equity Fund
O’Shaughnessy International Equity Fund
O’Shaughnessy Emerging Markets Fund

At a meeting held on December 2-3, 2015, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and O’Shaughnessy Asset Management, LLC (the “Advisor”) for another annual term for the O’Shaughnessy All Cap Core Fund, O’Shaughnessy Enhanced Dividend Fund, and the O’Shaughnessy Small/Mid Cap Growth Fund.  In addition, the Board considered and approved the continuance for another annual term of the Advisory Agreement for the O’Shaughnessy Global Equity Fund, the O’Shaughnessy International Equity Fund and the O’Shaughnessy Emerging Markets Fund, each of which had not yet commenced operations at the time of this meeting (collectively, the “Funds”).  At this meeting, and at a prior meeting held on October 14-15, 2015, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the operational Funds as of June 30, 2015 on both an absolute basis and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  In reviewing the performance of the Funds, the Board took into account that the O’Shaughnessy Global Equity Fund, the O’Shaughnessy International Equity Fund and the O’Shaughnessy Emerging Markets Fund had not yet commenced operations.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Funds, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.

O’Shaughnessy All Cap Core Fund: The Board noted that the O’Shaughnessy All Cap Core Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for the one-year and since inception periods, and was slightly below its peer group median for the three-year period.

O’Shaughnessy Mutual Funds

Approval of Investment Advisory Agreement (Continued)
(Unaudited)

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for the one-year, three-year and since inception periods.

The Board also considered the differences in performance between similarly managed accounts and the performance of the O’Shaughnessy All Cap Core Fund.  The Board noted that the Advisor represented that differences in performance between the Fund and the composite of similarly managed accounts are due to a limitation on the number of holdings for similarly managed accounts (no more than 100), which does not apply to the Fund.  The Board also reviewed the performance of the Fund against broad-based securities market benchmarks.

O’Shaughnessy Enhanced Dividend Fund: The Board noted that the O’Shaughnessy Enhanced Dividend Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median for all relevant periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for all relevant periods.

The Board also considered the Fund’s outperformance for all periods compared to its similarly managed accounts and considered the reasons for that outperformance.  The Board noted that the Advisor represented that differences in performance between the Fund and the composite of similarly managed accounts are due to an industry allocation limitation for the Fund (no more than 25%), which does not apply to the similarly managed accounts.  The Board also reviewed the performance of the Fund against broad-based securities market benchmarks.

O’Shaughnessy Small/Mid Cap Growth Fund: The Board noted that the O’Shaughnessy Small/Mid Cap Growth Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median for the one-year period, and was slightly below its peer group median for the three-year and since inception periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for the one-year and since inception periods and slightly below its peer group median for the three-year period.

The Board also considered the differences in performance between similarly managed accounts and the performance of the O’Shaughnessy Small/Mid Cap Growth Fund, noting the Fund had outperformed similarly managed accounts for all relevant periods.  The Board noted that the Advisor represented that differences in performance between the Fund and the composite of similarly managed accounts are due to a limitation on the number of holdings for similarly managed accounts (no more than 100), which does not apply to the Fund.  The Board also reviewed the performance of the Fund against a broad-based securities market benchmark.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the operational Funds were slightly lower than the fees charged by the Advisor to its similarly managed separate account clients.

O’Shaughnessy All Cap Core Fund: The Board noted that the Advisor had contractually agreed to maintain an expense limitation for the Fund of 1.24% for the Class A shares, 1.99% for the Class C shares and 0.99% for the Class I shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Class A and Class C shares was above its peer group median and average, but below its peer group median and average for Class I shares.  Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Class I shares was below the average, and the total expense ratios for the Class A and Class C shares were above the average, of this segment of its peer group.  The Board also noted that the Fund’s contractual advisory fee was below its

O’Shaughnessy Mutual Funds

Approval of Investment Advisory Agreement (Continued)
(Unaudited)

peer group median and average as well as below the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were slightly lower than the fees charged to the Advisor’s similarly managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

O’Shaughnessy Enhanced Dividend Fund: The Board noted that the Advisor had contractually agreed to maintain an expense limitation for the Fund of 0.99% for the Class I shares (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was below its peer group median and average for Class I shares, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also noted that the Fund’s contractual advisory fee was below its peer group median and average as well as below the average of its peer group when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were slightly lower than the fees charged to the Advisor’s similarly managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

O’Shaughnessy Small/Mid Cap Growth Fund: The Board noted that the Advisor had contractually agreed to maintain an expense limitation for the Fund of 1.19% for the Class I shares (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was below its peer group median and average for Class I shares.  Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Class I shares was below the average of this segment of its peer group.  The Board also noted that the Fund’s contractual advisory fee was below its peer group median and average as well as below the average of its peer group when adjusted to include only funds with similar asset sizes.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, the Advisor contractual advisory fees received from the Fund during the most recent fiscal period were significantly below the peer group median and average.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were slightly lower than the fees charged to the Advisor’s similarly managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

O’Shaughnessy Global Equity Fund: The Board noted that the Advisor had contractually agreed to maintain an expense limitation for the Fund of 1.19% for the Class I shares (the “Expense Cap”).  The Board noted that the Fund’s estimated total expense ratio was below its peer group median and average for Class I shares.  The Board also noted that the Fund’s contractual advisory fee was below its peer group median and average.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees to be charged to the Fund.  The Board found that the management fees to be charged to the Fund were in line with the fees charged to the Advisor’s similarly managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

O’Shaughnessy International Equity Fund: The Board noted that the Advisor had contractually agreed to maintain an expense limitation for the Fund of 1.19% for the Class I shares (the “Expense Cap”).  The Board noted that the Fund’s estimated total expense ratio was slightly above its peer group median and average for Class I shares.  The Board also noted that the Fund’s contractual advisory fee was below its peer group median and peer group average.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees to be charged to the Fund.  The Board found that the management fees to be charged to the Fund were in line with the fees charged to the Advisor’s similarly managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

O’Shaughnessy Mutual Funds

Approval of Investment Advisory Agreement (Continued)
(Unaudited)

O’Shaughnessy Emerging Markets Fund: The Board noted that the Advisor had contractually agreed to maintain an expense limitation for the Fund of 1.19% for the Class I shares (the “Expense Cap”).  The Board noted that the Fund’s estimated total expense ratio was below its peer group median and average for Class I shares.  The Board also noted that the Fund’s contractual advisory fee was significantly below its peer group median and peer group average.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees to be charged to the Fund.  The Board found that the management fees to be charged to the Fund were lower than the fees charged to the Advisor’s similarly managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  In this regard, the Board noted that the Advisor contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds, such as benefits received in the form of Rule 12b-1 fees received from the Funds which are used to pay custodial platform costs.  The Board also considered that the Funds do not utilize “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the O’Shaughnessy All Cap Core Fund, the O’Shaughnessy Enhanced Dividend Fund, the O’Shaughnessy Small/Mid Cap Growth Fund, the O’Shaughnessy Global Equity Fund, the O’Shaughnessy International Equity Fund and the O’Shaughnessy Emerging Markets Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interests of the Funds and their shareholders.

O’Shaughnessy Mutual Funds

Approval of Investment Advisory Agreement
(Unaudited)

O’Shaughnessy Market Leaders Value Fund
O’Shaughnessy Small Cap Value Fund

At a meeting held on December 2-3, 2015, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the initial investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and O’Shaughnessy Asset Management, LLC (the “Advisor”) for the O’Shaughnessy Market Leaders Value Fund (the “Value Fund”) and the O’Shaughnessy Small Cap Value Fund (the “Small Cap Fund”) (together, the “Funds”) for a period not to exceed two years.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement.

The full Board, which includes a majority of Independent Trustees, took into consideration, among other things, the nature, extent and quality of the services to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor that would be involved in the day-to-day activities of the Funds, noting that the Advisor currently serves as investment Advisor to six other mutual funds within the Trust.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the Advisor’s business plan, noting that the Advisor currently manages other accounts with substantially similar objectives, policies, strategies and risks as the Funds.  After discussion, the Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Funds, the Board reviewed and compared each Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.  The Board viewed such information as a whole as useful in assessing whether the Advisor would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed voluntary expense waivers.

The Board noted that the Advisor was agreeing to voluntarily waive its advisory fees and reimburse each Fund for certain of its expenses to the extent necessary to maintain annual expense ratios, excluding acquired fund fees and expenses, of 0.65% for Class I shares of the Value Fund and 0.99% for Class I shares of the Small Cap Fund (the “Expense Caps”).

With respect to the Value Fund, the Board noted that the Fund’s expected total operating expenses for the Class I shares were significantly below the peer group median and average, taking into account the Expense Caps.  The Board also noted that the Value Fund’s expected contractual advisory fee was below the peer group median and average without taking into account the possible future impact of breakpoints.  With respect to the Small Cap Fund, the Board noted that the Fund’s expected total operating expenses for the Class I shares were significantly below the peer group median and average, taking into account the Expense Caps.  The Board also noted that the Small Cap Fund’s expected contractual advisory fee was above the peer group median and slightly above the peer group average without taking into account the possible future impact of breakpoints.  The Board considered that the expected contractual advisory fees of the Funds were the same as the fees charged by the Advisor to its similarly managed accounts with substantially similar objectives, policies, strategies and risks as the Funds.

The Board determined that it would continue to monitor the appropriateness of the advisory fees and concluded that, at this time, the fees to be paid to the Advisor were fair and reasonable.

O’Shaughnessy Mutual Funds

Approval of Investment Advisory Agreement (Continued)
(Unaudited)

The Board also considered economies of scale that would be expected to be realized by the Advisor as the assets of the Funds grew.  The Board noted that the advisory fee for each Fund had breakpoints and that the Advisor would be voluntarily agreeing to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the Expense Caps.  The Board concluded that there were no effective economies of scale to be shared by the Advisor at this time, but indicated that this issue would be revisited in the future as circumstances changed and asset levels increased.

The Board then considered the expected profitability to the Advisor from its relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the expected direct benefits and the indirect benefits to the Advisor from advising the Funds, such as benefits received in exchange for Rule 12b-1 fees.  The Board considered the estimated profitability to the Advisor from its relationship with the Funds and considered any additional benefits that may be derived by the Advisor from its relationship with the Funds.  After such review, the Board determined that the expected profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor should be able to obtain adequate funding to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Funds.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Funds and their shareholders.

O’Shaughnessy Mutual Funds

Notice to Shareholders
at January 31, 2016 (Unaudited)

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-291-7827 or on the U.S. Securities and Exchange Commission’s (SEC’s) website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2015

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015 is available without charge, upon request, by calling 1-877-291-7827.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-291-7827.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-291-7827 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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O’Shaughnessy Mutual Funds

Privacy Notice

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
O’Shaughnessy Asset Management, LLC
6 Suburban Avenue
Stamford, Connecticut 06901

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-291-7827.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date     4/5/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date     4/5/16

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date     4/5/16

* Print the name and title of each signing officer under his or her signature